EXHIBIT 99.1

Upland Software Reports First Quarter 2018 Financial Results
AUSTIN, Texas, May 9, 2018 /PRNewswire/ -- Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management software, today announced financial and operating results for the first quarter of 2018 and provided guidance for its second quarter and full year of 2018.
First Quarter 2018 Financial Highlights

•	Total revenue was $31.6 million, an increase of 52% from $20.8 million in the first quarter of 2017.

•	Subscription and support revenue was $27.7 million, an increase of 53% from $18.1 million in the first quarter of 2017.

•	GAAP net loss was $3.2 million, a decrease of 44% from a GAAP net loss of $5.6 million, in the first quarter of 2017.

•	Adjusted EBITDA was $10.8 million, or 34% of total revenue, an increase of 98% from $5.5 million, or 26% of total revenue, in the first quarter of 2017.

•	Cash on hand as of the end of the first quarter was $32.5 million.

“We began 2018 with a strong Q1, delivering 50%+ growth in total and recurring revenue, record Adjusted EBITDA, a host of product innovations, and the strategic and accretive acquisition of InterFAX, our first in Europe," said Jack McDonald, chairman and CEO of Upland Software. “We have now met or exceeded guidance in each of the 15 quarters we've reported since going public, and our strong guidance shows the momentum continuing in Q2.”
First Quarter Business Highlights

•	Expanded 193 existing customer relationships, including 22 major expansions, and added 91 new customer relationships, including 19 major accounts.

•	Released Upland’s knowledge-enabled professional services automation (PSA) solution, which integrates Tenrox PSA and RightAnswers Enterprise Knowledge Management solutions.

•	Enhanced the Project & IT Management product family with improvements to resource and project management in our Tenrox PSA solution, as well as significant improvements in dashboards and reporting in our ITFM solution, ComSci, to support our Upland Analytics initiative.

•
Improved the Workflow and Automation product family by enhancing performance and user experience to streamline the RFP approval process for Qvidian; and improved FileBound Workflow Automation interconnectivity with other applications.

•	Continued to transition our computing infrastructure to Amazon Web Services, creating a more scalable, secure, and cost-efficient cloud environment to support our ongoing customer growth.

Business Outlook
For the quarter ending June 30, 2018, Upland expects reported total revenue to be between $33.5 and $34.5 million, including subscription and support revenue between $30.5 and $31.5 million, for growth in recurring revenue of 60% at the mid-point over the quarter-ended June 30, 2017. Second quarter 2018 Adjusted EBITDA is expected to be between $11.7 and $12.3 million, for an Adjusted EBITDA margin of 35% at the mid-point, representing growth of 76% at the mid-point over the quarter-ended June 30, 2017.

For the full year ending December 31, 2018, Upland expects reported total revenue to be between $133.2 and $136.2 million, including subscription and support revenue between $119.9 and $122.9 million, for growth in recurring revenue of 42% at the mid-point over the year ended December 31, 2017. Full year 2018 Adjusted EBITDA is expected to be between $46.8 and $48.8 million, for an Adjusted EBITDA margin of 35% at the mid-point, representing growth of 58% at the mid-point over the year ended December 31, 2017.

Conference Call Details
Upland's executive team will host a live conference call and webcast at 4:00 p.m. Central Time, 5:00 p.m. Eastern Time today to review Upland’s financial results and outlook for the business. The conference call may be accessed within North America by dialing 1.888.684.7501 and outside of North America by dialing 1.925.418.7884, referencing conference code 1378268. The conference call will be simultaneously webcast on Upland’s investor relations website, which can be accessed at investor.uplandsoftware.com. This webcast will contain forward-looking statements and other material information regarding Upland’s financial and operating results.
Following completion of the live call, a recorded replay of the webcast will be available on Upland's website at investor.uplandsoftware.com for twelve months.
About Upland Software
Upland Software (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects, professional workforce and IT investments; automate document-intensive business processes; and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 4,000 customers and over 450,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue. Prior to the filing of this Annual Report on Form 10-K, we did not include purchase accounting adjustments for deferred revenue as a component of Adjusted EBITDA, and as such, the prior year Adjusted EBITDA amounts presented herein have been recast to reflect the inclusion of purchase accounting adjustments for deferred revenue.
Upland defines non-GAAP net income (loss) as net income (loss), calculated in accordance with GAAP, plus, amortization of purchased intangible assets, amortization of debt discount, loss on debt extinguishment, stock-based compensation expenses, acquisition-related expenses, nonrecurring litigation expenses, purchase accounting adjustments for deferred revenue, and the related tax effect of the adjustments above.
Upland defines annual net dollar retention rate as of December 31 as the aggregate annualized recurring revenue value at December 31 from those customers that were also customers as of December 31 of the prior fiscal year, divided by the aggregate annualized recurring revenue value from all customers as of December 31 of the prior fiscal year. This measure excludes the revenue value of uncontracted overage fees and on-demand service fees.
Upland defines major accounts as accounts with greater than or equal to $25,000 in annual recurring revenue.
Upland’s earnings press releases containing such non-GAAP reconciliations can be found on the Investor Relations section of Upland’s website at investor.uplandsoftware.com.
Forward-looking Statements
This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance, including our guidance related to future performance, and are subject to substantial risks, uncertainties and assumptions. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may," "hope," "predict," "could," "should," "would," "project," or the negative or plural of these words or similar expressions, although not all forward-looking statements contain these words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but are not limited to: our financial performance and our ability to achieve, sustain or increase profitability or predict future results; our ability to attract and retain customers; our ability to deliver high-quality customer service; the growth of demand for enterprise work management applications; our plans regarding, and our ability to effectively manage, our growth; our plans regarding future acquisitions and our ability to consummate and integrate acquisitions; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; our ability to obtain financing in the future on acceptable terms or at all; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; the operation and reliability of our third-party data centers and other service providers; our ability to adapt to technological change and continue to innovate; our ability to integrate our applications with other software applications; our ability to comply with privacy laws and regulations; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K and our recent Quarterly Report on Form 10-Q filed with the SEC. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release, and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

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Investor Relations Contact:
Mike Hill
Upland Software
512-960-1031
investor-relations@uplandsoftware.com

Media Contact:
Christina Turner
Media@uplandsoftware.com
855-944-7526
Upland Software, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
	(unaudited)	(unaudited)
Revenue:
Subscription and support	$27,729	$18,135
Perpetual license	1,626	694
Total product revenue	29,355	18,829
Professional services	2,260	1,923
Total revenue	31,615	20,752
Cost of revenue:
Subscription and support	9,249	5,893
Professional services	1,396	1,135
Total cost of revenue	10,645	7,028
Gross profit	20,970	13,724
Operating expenses:
Sales and marketing	4,408	3,221
Research and development	4,891	3,477
Refundable Canadian tax credits	(102)	(117)
General and administrative	7,000	5,904
Depreciation and amortization	2,130	1,164
Acquisition-related expenses	3,102	3,691
Total operating expenses	21,429	17,340
Loss from operations	(459)	(3,616)
Other expense:
Interest expense, net	(2,494)	(935)
Other income (expense), net	303	(112)
Total other expense	(2,191)	(1,047)
Loss before provision for income taxes	(2,650)	(4,663)
Provision for income taxes	(511)	(951)
Net loss	$(3,161)	$(5,614)
Net loss per common share:
Net loss per common share, basic and diluted	$(0.16)	$(0.33)
Weighted-average common shares outstanding, basic and diluted	19,759,203	16,971,393

Upland Software, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	December 31,
	2018	2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$32,505	$22,326
Accounts receivable, net of allowance	27,578	26,504
Deferred commissions, current	2,062	—
Prepaid and other	3,892	2,856
Total current assets	66,037	51,686
Canadian tax credits receivable	1,388	1,196
Property and equipment, net	3,081	2,927
Intangible assets, net	115,199	70,043
Goodwill	148,051	154,607
Deferred commissions, noncurrent	4,676	—
Other assets	201	800
Total assets	$338,633	$281,259
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,446	$3,887
Accrued compensation	3,379	5,157
Accrued expenses and other	13,503	12,148
Deferred revenue	45,370	43,807
Due to sellers	11,462	7,839
Current maturities of notes payable	3,282	2,301
Total current liabilities	80,442	75,139
Notes payable, less current maturities	156,584	108,843
Deferred revenue	1,301	1,570
Noncurrent deferred tax liability, net	3,353	3,262
Other long-term liabilities	865	1,030
Total liabilities	242,545	189,844
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	176,939	174,944
Accumulated other comprehensive loss	(2,856)	(2,403)
Accumulated deficit	(77,997)	(81,128)
Total stockholders’ equity	96,088	91,415
Total liabilities and stockholders’ equity	$338,633	$281,259

Upland Software, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2018	2017
	(unaudited)	(unaudited)
Operating activities
Net loss	$(3,161)	$(5,614)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,172	2,398
Deferred income taxes	132	178
Amortization of deferred costs	539	—
Foreign currency re-measurement (gain) loss	142	(59)
Non-cash interest and other expense	190	75
Non-cash stock compensation expense	2,577	2,304
Changes in operating assets and liabilities, net of purchase business combinations:
Accounts receivable	555	3,935
Prepaids and other	(1,811)	6
Accounts payable	(1,124)	460
Accrued expenses and other liabilities	(3,569)	1,211
Deferred revenue	883	33
Net cash provided by (used in) operating activities	(475)	4,927
Investing activities
Purchase of property and equipment	(426)	(348)
Purchase of customer relationships	—	(55)
Purchase business combinations, net of cash acquired	(34,320)	(19,256)
Net cash used in investing activities	(34,746)	(19,659)
Financing activities
Payments on capital leases	(298)	(331)
Proceeds from notes payable, net of issuance costs	49,375	15,927
Payments on notes payable	(844)	(6,755)
Taxes paid related to net share settlement of equity awards	(668)	(73)
Issuance of common stock, net of issuance costs	87	171
Additional consideration paid to sellers of businesses	(1,978)	(3,585)
Net cash provided by financing activities	45,674	5,354
Effect of exchange rate fluctuations on cash	(274)	37
Change in cash and cash equivalents	10,179	(9,341)
Cash and cash equivalents, beginning of period	22,326	28,758
Cash and cash equivalents, end of period	$32,505	$19,417
Supplemental disclosures of cash flow information:
Cash paid for interest	$2,316	$864
Cash paid for taxes	$1,044	$591
Noncash investing and financing activities:
Equipment acquired pursuant to capital lease obligations	$—	$144

Upland Software, Inc.
Reconciliation of Adjusted EBITDA
(in thousands)

	Three Months Ended March 31,
	2018	2017
	(unaudited)	(unaudited)
Reconciliation of Net loss to Adjusted EBITDA:
Net Loss	$(3,161)	$(5,614)
Add:
Depreciation and amortization expense	4,172	2,398
Interest expense, net	2,494	935
Other expense (income), net	(303)	112
Provision for income taxes	511	951
Stock-based compensation expense	2,577	2,304
Acquisition-related expense	3,102	3,691
Purchase accounting deferred revenue discount	1,389	679
Adjusted EBITDA	$10,781	$5,456

Upland Software, Inc.
Reconciliation of Non-GAAP Net Income (Loss) and Non-GAAP Diluted EPS
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2018	2017
	(unaudited)	(unaudited)
Reconciliation of Net Loss to Non-GAAP net income (loss):
Net loss	$(3,161)	$(5,614)
Add:
Stock-based compensation expense	2,577	2,304
Amortization of purchased intangibles	3,616	1,836
Amortization of debt discount	190	75
Acquisition-related expense	3,102	3,691
Purchase accounting deferred revenue discount	1,389	679
Tax effect of adjustments above	(17)	(80)
Non-GAAP net income (loss)	$7,696	$2,891

Weighted average ordinary shares outstanding, basic	19,759,203	16,971,393
Weighted average ordinary shares outstanding, diluted	20,952,589	17,761,803
Non-GAAP earnings per share, basic	$0.39	$0.17
Non-GAAP earnings per share, diluted	$0.37	$0.16

Upland Software, Inc.
Supplemental Financial Information
(in thousands, unaudited)

	Three Months Ended March 31,
	2018	2017
Stock-based compensation:
Cost of revenue	$77	$18
Research and development	113	60
Sales and marketing	46	23
General and administrative	2,341	2,203
Total	$2,577	$2,304

	Three Months Ended March 31,
	2018	2017
Depreciation:
Cost of revenue	$436	$449
Operating expense	120	113
Total	$556	$562

Amortization:
Cost of revenue	$1,606	$785
Operating expense	2,010	1,051
Total	$3,616	$1,836